                                  MGI FUNDS(TM)

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 8, 2005

Effective December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen")  acquired from  Deutsche  Bank AG, the parent  company of Deutsche  Investment  Management
Americas  ("DIMA"),  certain  components  of its asset  management  business and related assets of Deutsche Asset Management (the  "Acquisition"),  including the assets  of the  Active  Fixed  Income  operations  based  in  Philadelphia  (the
"Philadelphia  AFI") of DIMA.  DIMA,  through  the  Philadelphia  AFI  portfolio management team, had provided  investment  advisory services to the MGI US Short
Maturity  Fixed Income Fund (the "Fixed Income Fund")  pursuant to a subadvisory agreement with Mercer Global Investments Inc. ("MGI" or the "Advisor").  As part of the Acquisition, the individuals who comprised the Philadelphia AFI portfolio management  team that  managed the Fixed Income Fund as employees of DIMA became employees of Aberdeen's  subsidiary,  Aberdeen Asset Management Inc. ("AAMI"), a
U.S. registered investment adviser.

As a consequence of the Acquisition,  effective  December 1, 2005,  Aberdeen has replaced DIMA as the subadvisor to the Fixed Income Fund. The individuals on the
Philadelphia AFI portfolio management team, formerly employees of DIMA, continue to provide  investment advice and services to the Fixed Income Fund as employees of AAMI. As a result of the Acquisition,  the following four changes are made in the Statement of Additional Information ("SAI") of MGI Funds (the "Trust").

     1. On  page 36 of the  SAI,  please  replace  the  reference  to  "Deutsche
Investment  Management  Americas"  with  "Aberdeen  Asset  Management  Inc." All references to "DIMA" in the SAI should be replaced with "AAMI."

     2. Delete the final two  paragraphs on page 40 of the SAI (carrying over to page 41), and replace them with the following:

Aberdeen  Asset  Management  Inc.   ("AAMI")  located  at  1735  Market  Street,
Philadelphia,  Pennsylvania  19103, serves as the subadvisor to the MGI US Short
Maturity  Fixed  Income  Fund.  AAMI is a  direct,  wholly-owned  subsidiary  of
Aberdeen Asset Management PLC. AAMI is registered as an investment adviser under the Advisers Act.

     3. Please delete the Deutsche Asset Management  Proxy Voting  Guidelines at
Pages B-123 through B-139 of the SAI.

     4. In Appendix C, on page C-8 of the SAI, under the sub-title `MGI US Short
Maturity  Fixed Income Fund,' please  delete the subtitle  `Deutsche  Investment
Management  Americas  ("DIMA")' and the four paragraphs on the page, and replace them with the following:

Aberdeen Asset Management Inc. ("AAMI")

Messrs.  Gary  Bartlett,  Warren A. Davis,  Thomas J. Flaherty,  J.  Christopher
Gagnier,  William  T.  Lissenden,  Daniel R.  Taylor,  and  Timothy  C. Vile are
responsible for the day-to-day  management of the Fund. The portfolio  managers, as employees of AAMI, receive  remuneration from AAMI and/or its affiliates.  In addition to a base salary and  performance-related  bonus,  Aberdeen  investment professionals  receive a competitive  benefits  package and  participation  in a company-wide stock ownership plan. Key executives  (typically Vice President and above)  participate  in a substantial  stock option plan, as well as cash-backed and equity-backed long term incentive plans.

Performance is reviewed on a formal basis once a year and this review influences individual staff members' subsequent  remuneration.  The review process looks at all of the ways in which an individual has contributed to the organization,  and specifically,  in the  case of  investment  managers,  to the  investment  team.
Discretionary   bonuses  are  based  on  a  combination  of  the  team  and  the individual's  performance,  as  well as  industry  comparatives  and  Aberdeen's performance  as a whole.  The  weighting  of these  factors  varies and  overall participation  in team  meetings,  generation  of  original  research  ideas and contribution  to presenting the team externally are also  contributory  factors.
Bonuses  may be 100% of  salary  or more;  equity  incentives  could  provide  a significant part of compensation over the longer term (3 years or more).

Appropriate  retention and incentive  arrangements  have been put into place for the portfolio managers,  including, in some cases, participation in the Aberdeen
Asset Management 2005 Long Term Incentive Plan.

In  addition  to the  Fund,  the  team  manages  8 other  registered  investment companies,  with  $3.1  billion  in assets  under  management;  14 other  pooled investment  vehicles,  other than  registered  investment  companies,  with $3.8 billion in total assets under  management;  and 150 other  accounts,  with $17.6 billion  in total  assets  under  management  (none of these 150 other  accounts charge a performance fee).

     5. Unconnected to the Acquisition, please insert the following paragraph as the second complete  paragraph on page 44 of the SAI, which relates to each Fund of the Trust:

The Advisor may,  from time to time,  execute  trades with certain  unaffiliated third-party  brokers,  acting as  transition  brokers,  in  connection  with the transition of the  securities  and other assets  included in a Fund's  portfolio when there is a large cash  purchase  made into a Fund, a change in  Subadvisors for the Fund,  or a  reallocation  of assets  among the Fund's  Subadvisors.  An unaffiliated  third-party  broker  selected  by  the  Advisor  or  the  relevant
Subadvisor provides execution and clearing services with respect to such trades, and is compensated for such services out of the commissions  paid on the trades.
All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's  procedures  regarding  the  execution  of Fund transactions  through affiliated  brokers.  The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

                The date of this Supplement is December 13, 2005.